Convertible Debt Offering Summary Electronic Arts July 20, 2011 Exhibit 99.2

Safe Harbor Statement
Please review our risk factors on Form 10-K filed with the SEC.
Some statements set forth in this presentation contain forward-looking statements that are subject to change.
These forward-looking statements are subject to risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements.
Some of the factors which could cause results to differ materially from the expectations expressed in these forward-looking statements include the following: sales of the Company’s titles; the Company’s ability to manage expenses; the competition in the interactive entertainment industry; the effectiveness of the
Company’s sales and marketing programs; timely development and release of Electronic Arts’ products; the
Company’s ability to realize the anticipated benefits of acquisitions, including the PopCap acquisition; the consumer demand for, and the availability of an adequate supply of console hardware units; the Company’s ability to predict consumer preferences among competing platforms; the Company’s ability to service and support digital product offerings; general economic conditions; and other factors described in EA’s SEC filings
(including EA’s Annual Report on Form 10-K for the year ended March 31, 2011). If any of these risks or uncertainties materializes, actual results could differ materially from the expectations described in these forward-looking statements.
These forward-looking statements speak only as of the date of this presentation. EA assumes no obligation to update these forward-looking statements.

Security Convertible Senior Notes due 2016 (“The Notes”)
Total Size $632.5MM (including fully exercised $82.5MM greenshoe)
Coupon 0.75%
Conversion Premium / Price 35.0% / $31.74
Underlying Shares 19.93MM
Call Spread To raise the effective conversion premium and price to 75% and $41.14, respectively
Maturity 5 years
Call Protection Non-call life
Puts None
Financial Covenants None
Settlement Net share settlement
Ranking Senior unsecured
Takeover Protection Standard change of control provision with make-whole
Dividend Protection Standard adjustment if EA initiates a dividend
Use of Proceeds Fund acquisition of PopCap, pay the cost of the convertible note hedge transaction and for general corporate purposes
EA Announces Completion of
$632.5MM Convertible Notes Offering

• The Notes: $632.5MM of 0.75% Convertible Senior Notes due 2016
• Net cost of convertible note hedge transactions $42.3M or 6.7% of bond issuance
• Significant high quality investor demand including existing shareholders of EA
• Marketed Efficiently: One-day marketed transaction enabled EA to efficiently reach investors while minimizing market exposure and stock price impact
• Settlement: Net share settlement
• Principal is paid with cash at maturity and only the amount above the upper strike is settled in shares
• Minimal Economic Dilution: Call spread overlay increased effective conversion premium and price to
75% and $41.14, respectively
• No ownership dilution to common stock holders below $41.14 per share
• Allows for a 5-year ERTS CAGR of ~12% of stock price appreciation
Convertible Offering Highlights
A cost efficient form of financing; no shareholder dilution below $41.14/share
Note:  Tax deductibility on issuance expected to be better than the stated cash coupon due to tax integration of  bond and hedge.  The result is approximately $130 million of gross implied deductible interest costs further lowering after-tax borrowing costs.  Preliminary estimates as of July 20, 2011, subject to change.

0.0
5.0
10.0
$26.14 $31.14 $36.14 $41.14 $46.14 $51.14 $56.14 $61.14 $66.14
0.0%
1.5%
3.0%
Number of Shares
% of Total Shares Outstanding
Stock Price at Conversion
Shares Issued Upon Conversion
Minimal Economic Dilution
Shares Issued Upon Conversion
MM % of TSO
0.75% up 35.0% for base convertible, $41.14 upper strike (75.0% effective premium)
A B C = Max(0, A-$41.14) D = B*C E = D/A F
Stock Price At Conversion Shares Underlying (MM)
In-the-Money Amount including
Call Spread
In-the-Money Amount ($MM)
including Call Spread
Number of Shares (MM) % of Total Shares Outstanding
$26.14 19.9 $0.00 0.0 0.0 0.0%
$31.14 19.9 $0.00 0.0 0.0 0.0%
$36.14 19.9 $0.00 0.0 0.0 0.0%
$41.14 19.9 $0.00 0.0 0.0 0.0%
$46.14 19.9 $5.00 99.6 2.2 0.6%
$51.14 19.9 $10.00 199.2 3.9 1.2%
$56.14 19.9 $15.00 298.9 5.3 1.6%
$61.14 19.9 $20.00 398.5 6.5 2.0%
$66.14 19.9 $25.00 498.2 7.5 2.3%
5
Shares Issued Upon Conversion - Convertible with Call Spread Overlay